UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 31, 2007

DOMINION HOMES, INC.

(Exact Name of Registrant as Specified in Charter)

Ohio	0-23270	31-1393233
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 Tuttle Crossing Boulevard, P.O. Box 4900, Dublin, Ohio	43016-0993
(Address of Principle Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (614) 356-5000

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 31, 2007, Dominion Homes, Inc. (the “Company”) received notification from The Nasdaq Stock Market, Inc. (“Nasdaq”) indicating that for the last 30 consecutive trading days, the bid price for the Company’s common stock had closed below the minimum $1.00 per share requirement for continued inclusion under Marketplace Rule 4450(a)(5) (the “Rule”). In accordance with Marketplace Rule 4450(e)(2), the Company was provided 180 calendar days, until June 30, 2008, to regain compliance with the minimum bid requirement. If, at any time before June 30, 2008, the bid price of the Company’s common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, Nasdaq will provide written notification that it has achieved compliance with the Rule. If compliance with the Rule cannot be demonstrated by June 30, 2008, then Nasdaq will provide written notification to the Company that its securities will be delisted. At that time, the Company will be permitted to appeal Nasdaq’s determination to a Listings Qualification Panel.

The Company intends to monitor the market value of its publicly held securities and consider available options if its common shares do not trade at a level likely to result in the Company regaining compliance with the minimum bid price of the publicly held shares requirement by June 30, 2008. In addition, as required by Marketplace Rule 4803(a), the Company has issued a press release as of January 4, 2008 reporting the receipt of Nasdaq’s letter, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 31, 2007, the Board of Directors of the Company adopted and approved an amendment (the “Amendment”) to the Company’s Supplemental Executive Retirement Plan (as amended and restated effective June 8, 2004, the “SERP”), effective December 31, 2007. The Amendment to the SERP was adopted in order to (i) amend certain provisions of the SERP to allow vesting to its participants immediately upon the occurrence of a change in control, (ii) eliminate the second “trigger” requirement of termination of employment prior to vesting, and (iii) amend certain provisions to comply with, and take advantage of transition relief under, Section 409A of the Internal Revenue Code of 1986, as amended.

The foregoing description of the Amendment is qualified in its entirety by the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Exhibit
10.1	Amendment to Dominion Homes, Inc. Supplemental Executive Retirement Plan, effective as of December 31, 2007

99.1	Press release dated January 4, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION HOMES, INC.

Date	January 4, 2008	By	/s/ William G. Cornely
William G. Cornely,
Executive Vice President — Finance,
Chief Financial Officer and Chief Operating Officer

Exhibit Index

Exhibit Number	Exhibit
10.1	Amendment to Dominion Homes, Inc. Supplemental Executive Retirement Plan, effective as of December 31, 2007

99.1	Press release dated January 4, 2008